                                   Petroleum
                                   & Resources
                                     Corporation(R)




                                  Annual Report
                                      2000




                            investing in resources
                                     for the future(R)

                                2000 AT A GLANCE
--------------------------------------------------------------------------------

THE COMPANY

 .  a closed-end equity investment company
   emphasizing natural resources stocks
 .  objectives: preservation of capital
               reasonable income
               opportunity for capital gain
 .  internally-managed
 .  low expense ratio
 .  low turnover

STOCK DATA

NYSE Symbol............................            PEO
Market Price as of 12/31/00............         $27.31
Discount...............................          16.5%
52-Week Range.......................... $29.50-$20.46*
Shares Outstanding.....................     21,053,644

SUMMARY FINANCIAL INFORMATION

                                                     Year Ended December 31
                                                 2000                      1999
--------------------------------------------------------------------------------
Net asset value per share               $       32.69              $      26.32*
Total net assets                          688,172,867               565,075,001
Unrealized appreciation                   365,144,132               230,465,953
Net investment income                       7,671,089                 9,806,876
Total realized gain                        27,333,550                22,803,830
Total return (based on market value)             36.1%                     13.3%
Total return (based on net asset value)          33.1%                     23.8%
Expense ratio                                    0.59%                     0.43%
--------------------------------------------------------------------------------


2000 DIVIDENDS AND DISTRIBUTIONS

                                    Amount
Paid                             (per share)*         Type
--------------------------------------------------------------------------------
March 1, 2000                        $0.08            Long-term capital gain
March 1, 2000                         0.05            Investment income
June 1, 2000                          0.13            Investment income
September 1, 2000                     0.13            Investment income
December 27, 2000                     1.25            Long-term capital gain
December 27, 2000                     0.02            Short-term capital gain
December 27, 2000                     0.08            Investment income
--------------------------------------------------------------------------------
                                     $1.74
================================================================================
* Adjusted to reflect the 3-for-2 stock split effected in October, 2000.


2001 ANNUAL MEETING OF STOCKHOLDERS

Location: The Radisson Hotel at Cross Keys, Baltimore, Maryland
Date: March 27, 2001
Time: 10:00 a.m.
Holders of Record: February 16, 2001

                                PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TEN LARGEST PORTFOLIO HOLDINGS (12/31/00)

                                            Market Value      % of Net Assets
                                            ------------      ---------------
   Exxon Mobil Corp.                        $ 52,791,139            7.7
   Enron Corp. $27.30 Conv. Pfd. Ser. J       52,194,188            7.6
   Royal Dutch Petroleum Co.                  51,478,125            7.5
   General Electric Co.                       27,324,375            4.0
   BP Amoco plc ADR                           23,075,750            3.3
   Anadarko Petroleum Corp.                   21,163,806            3.1
   Calpine Corp.                              18,385,938            2.7
   Schlumberger Ltd.                          18,337,663            2.6
   Coastal Corp.                              17,662,500            2.5
   BJ Services Co.                            13,775,000            2.0
                                            ------------           ----
     Total                                  $296,188,484           43.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   SECTOR WEIGHTINGS (12/31/00)

   Internationals                       29

   Domestics                            10.2

   Producers                             9

   Distributors                         20.3

   Services                              8.5

   Electrical Power                      4.2

   Basic Materials & Other               6.7

   Paper & Forest Products               6.7

   Cash & Equivalent                     5.6
--------------------------------------------------------------------------------

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

Petroleum & Resources posted an excellent performance over the past year, significantly exceeding the returns of our benchmark indices. We are pleased to submit the financial statements for the year ended December 31, 2000. In addition, there is a schedule of investments provided along with other financial information and the report of independent accountants.

The Year In Review

The return on net assets, including income and capital gains distributions for the calendar year was an outstanding 33.1%, exceeding the (9.0%) rate of return for the Standard & Poor's 500 Stock Index and the 24.2% return of the Dow Jones Energy Index. Total return based on market value was also excellent, advancing 36.1%.

For the full year, all energy sectors recorded attractive stock market gains in contrast to the 9% decline of the S&P 500. Natural gas pipeline, mid-sized exploration companies and oil drilling stocks were the big winners, with advances exceeding 50%. Oil service and gas utilities followed with gains approximating 40%. Major international oils were disappointing laggards with only a 7% gain. A new sector, electrical power generators and energy distributors, experienced excellent performance. Our diverse holdings in basic industries recorded mixed results with paper and forest products stocks showing significant declines while the basic materials sector collectively outperformed the S&P 500. Cash and short term investments at year-end stood at 4.4% of net assets compared to 2.1% the prior year.

Benefiting from surging prices for both crude oil and natural gas, the operating environment for energy companies was positive throughout most of the year. Energy equities experienced a roller coaster stock market ride, reflecting the quickly changing investor perceptions of the direction of energy commodity prices. After an initial two-month, 3% decline, energy stocks staged a dramatic recovery through Memorial Day as the Dow Jones Energy Index advanced 21.7%. This rally developed on the basis of increasing investor conviction that OPEC would sustain its reduced oil production level and tighten the oil market. However, with oil prices trading in a $29-$31 range during the early summer months, investor concern switched to a possible slowing of domestic economic activity and energy demand. As a result, energy stocks declined almost 8% by the end of July. In the final five months of 2000, energy stocks again became attractive performers, advancing over 14% versus the 8% decline for the S&P 500 Stock Index.

Oil Industry

Beginning the year at what was considered a lofty $25 per barrel level, oil prices moved steadily higher during the first quarter, exceeding $30 in March. The combination of surprisingly solid OPEC compliance to its oil production quotas, strong worldwide energy demand growth and the emergence of tight global inventories pushed prices higher. Concerned about the impact of higher prices on demand, OPEC in March reversed direction, raised its quota by 1.7 million barrels per day and established a goal of maintaining prices between $22 and $28 per barrel. With demand continuing to surprise on the upside and the entire energy delivery system stretched tight, per barrel oil prices stayed above $30 throughout the summer, forcing OPEC to again raise its production quotas in July and October. Threats from Iraq to reduce its oil output and the early onset of cold weather pushed prices to a 10-year high of $37 during late November. In December, oil prices finally declined to end the year at $27 per barrel. The added volumes from OPEC, the release of 30 million barrels of oil from the Strategic Petroleum Reserve and a modest slowing of demand growth combined to build inventories and mitigate consumer concern over shortages.

Natural Gas Industry

Domestic natural gas prices advanced over 15% during the first quarter despite the warmest winter weather on record. Incremental consumption by gas-fired electric generators offset the lack of heating demand. At the same time, gas production continued to be restricted by the two-year fall off in drilling activity. Over the summer, gas prices escalated another 50%, as supply was not able to meet the continued growth in demand and the need to rebuild storage. The late Fall onset of cold winter weather put significant upward pressure on gas prices and heightened daily volatility. Natural gas prices soared to record highs, more than doubling the level of a year ago.

Investment Results

Net assets of the Corporation on December 31, 2000 were $688,172,867 or $32.69 per share on 21,053,644 shares outstanding as compared with $565,075,001 or $26.32 per share on 21,471,270 shares outstanding a year earlier.

Net investment income for 2000 was $7,671,089 compared to $9,806,876 for 1999. These earnings are equivalent to $0.37 and $0.48 per common share, respectively, on the average number of shares outstanding throughout each year. It has been increasingly difficult to generate income in the portfolio as both the percentage of stocks paying dividends and the percentage of dividend increases have declined markedly in the past several years. Through the use of convertible securities and other actions, we continue to seek ways to generate additional income without impacting performance. In 2000, our 0.59% expense ratio (expenses to net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $27,333,550 during the year, while the unrealized appreciation on investments increased from $230,465,953 at December 31, 1999 to $365,144,132 at year end.

Dividends And Distributions

Total dividends and distributions paid in 2000 were $1.74 per share compared to $1.55 in 1999. As announced on November 9, 2000, a year-end distribution consisting of investment income of $0.08 and capital gains of $1.27 was made on December 27, 2000, both realized and taxable in 2000. On January 11, 2001, an additional distribution of $0.13 per share was

                            LETTER TO STOCKHOLDERS

--------------------------------------------------------------------------------


declared payable March 1, 2001, representing the balance of undistributed net investment income and capital gains earned in 2000 and an initial distribution from 2001 net investment income, all taxable to shareholders in 2001.

In September 2000, your Board of Directors declared a 3-for-2 stock split that was paid on October 19, 2000. All per share amounts in this report have been adjusted to reflect the stock split.

Outlook For 2001

Crude Oil

The prospects for energy equities will be significantly influenced by OPEC's ability to remain united and engineer a soft landing of crude oil prices. With inventories returning to a more balanced position and crude supplies now deemed adequate, oil prices have declined approximately $8 per barrel over the past month. This dramatic drop has already prompted several cartel members to publicly state their intention to defend the $25 per barrel price goal. The normal second quarter seasonal falloff in oil consumption requires that OPEC reduce its production to control excess inventory building and to attain its crude oil price target. Current supply/demand forecasts suggest that OPEC will need to lower output by 1.5 million barrels per day during the first half of this year. The cartel's unity will be tested in late January when it must establish the new lower oil production levels.

Slowing economic activity and high energy prices are beginning to have an impact on oil demand. However, the recent aggressive interest rate cut by the Federal Reserve should stimulate moderate domestic economic growth and forestall a worldwide recession. This action, coupled with reduced oil prices, will generate oil consumption growth in excess of one million barrels per day and enable demand to modestly outpace the additions to non-OPEC supply. In this balanced oil market environment, our expectation is that OPEC will be able to maintain a reasonable degree of unity, keep production discipline and stabilize crude oil prices near $25 per barrel over the coming year.

Natural Gas

While declining from the unprecedented current levels, domestic natural gas prices are forecast to average approximately 10% higher this year. Surging demand and limited new supply will sustain a very tight market. Persistent cold winter weather has already significantly depleted storage and the concern over shortages will keep natural gas prices volatile over the near term. A substantial amount of new gas-fired power generation capacity and the rebuilding of storage will produce a favorable pricing environment over the latter half of this year.

Electric Power

During the past year, we increased our participation in the rapidly growing Independent Power Producer (IPP) sector. This newly formed industry developed in response to the ongoing deregulation of electric utilities and to regional shortages of power. Benefiting from several years of strong economic activity and surging usage by computer and high technology users, power demand escalated significantly, providing growth opportunities for IPP companies. Last year, several traditional electric utilities monetized a portion of their power generation assets by spinning out power companies. The independent power industry will continue to evolve to meet the expected strong growth in megawatt consumption and the shifting deregulation requirements. The need for reliable electric power and high electricity prices are contributing to the aggressive search for alternative energy sources. Onsite generation solutions such as micro turbines and fuel cells may provide emerging investment opportunities.

Despite the strong market performance last year, valuations for energy stocks remain attractive. Investors are concerned about a possible severe price collapse for both crude oil and natural gas. Once the pricing environment stabilizes near the levels we forecast, investor attention should refocus on the favorable energy industry fundamentals.

Share Repurchase Program

On December 14, 2000, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 8%. The repurchase program initiated in 1999 appears to have served its intended purpose by increasing liquidity and reducing dilution caused by the issuance of shares in lieu of cash for the year-end capital gain distribution. Furthermore, there was a narrowing of the discount during the year, which may indirectly be attributed to the share repurchase program.

As of January 11, 2001 a total of 913,250 shares have been repurchased at a total cost of $31,671,469 and a weighted average discount from net asset value of 16.4%.

The proxy statement for the Annual Meeting of Stockholders to be held in Baltimore, Maryland on March 27, 2001, will be mailed on or about February 19, 2001 to holders of record on February 16, 2001.

By order of the Board of Directors,



/s/ Douglas G. Ober,
Douglas G. Ober,
Chairman and Chief Executive Officer


/s/ Richard F. Koloski,
Richard F. Koloski,
President

January 19, 2001

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                       December 31, 2000

Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $293,400,720)                                                       $ 658,482,081
   Short-term investments (cost $30,226,621)                                       30,226,621       $ 688,708,702
---------------------------------------------------------------------------------------------
Cash                                                                                                       45,008
Securities lending collateral                                                                          82,406,085
Dividends and interest receivable                                                                         580,377
Prepaid expenses and other assets                                                                       1,964,311
-----------------------------------------------------------------------------------------------------------------
         Total Assets                                                                                 773,704,483
-----------------------------------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $127,146)                                                 64,375
Obligations to return securities lending collateral                                                    82,406,085
Accrued expenses and other liabilities                                                                  3,061,156
-----------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                             85,531,616
-----------------------------------------------------------------------------------------------------------------
         Net Assets                                                                                 $ 688,172,867
=================================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized
   50,000,000 shares; issued and outstanding 21,053,644 shares                                      $  21,053,644
Additional capital surplus                                                                            300,369,614
Undistributed net investment income                                                                         3,835
Undistributed net realized gain on investments                                                          1,601,642
Unrealized appreciation on investments                                                                365,144,132
-----------------------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                                      $ 688,172,867
=================================================================================================================
         Net Asset Value Per Share of Common Stock                                                  $       32.69
=================================================================================================================

* See schedule of investments on pages 12 through 14.

The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                          Year Ended December 31, 2000

Investment Income
   Income:
      Dividends                                                                                        $  9,917,664
      Interest                                                                                            1,375,681
-------------------------------------------------------------------------------------------------------------------
         Total income                                                                                    11,293,345
-------------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                                 1,893,197
      Administration and operations                                                                         752,822
      Directors' fees                                                                                       189,250
      Reports and stockholder communications                                                                232,476
      Transfer agent, registrar and custodian expenses                                                      215,275
      Auditing and accounting services                                                                       68,354
      Legal services                                                                                         50,180
      Occupancy and other office expenses                                                                    77,390
      Travel, telephone and postage                                                                          59,153
      Other                                                                                                  84,159
-------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                   3,622,256
-------------------------------------------------------------------------------------------------------------------
         Net Investment Income                                                                            7,671,089
-------------------------------------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                                                            27,333,550
   Change in unrealized appreciation on investments                                                     134,678,179
-------------------------------------------------------------------------------------------------------------------
         Net Gain on Investments                                                                        162,011,729
-------------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                                         $169,682,818
===================================================================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                              ------------------------------------
                                                                                  Dec. 31, 2000      Dec. 31, 1999
------------------------------------------------------------------------------------------------------------------
From Operations:

   Net investment income                                                          $   7,671,089       $  9,806,876
   Net realized gain on investments                                                  27,333,550         22,803,830
   Change in unrealized appreciation on investments                                 134,678,179         75,425,708
------------------------------------------------------------------------------------------------------------------
         Increase in net assets resulting from operations                           169,682,818        108,036,414
------------------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
   Net investment income                                                             (8,104,080)        (9,965,792)
   Net realized gain from investment transactions                                   (27,598,975)       (22,284,614)
------------------------------------------------------------------------------------------------------------------
         Decrease in net assets from distributions                                  (35,703,055)       (32,250,406)
------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
   Value of shares issued in payment of distributions                                18,901,062         15,851,054
   Cash in lieu of fractional shares issued in payment of 3-for-2 stock split           (68,568)             --
   Cost of shares purchased (note 4)                                                (29,714,391)        (1,383,179)
------------------------------------------------------------------------------------------------------------------
         Change in net assets from capital share transactions                       (10,881,897)        14,467,875
------------------------------------------------------------------------------------------------------------------
         Total Increase in Net Assets                                               123,097,866         90,253,883

Net Assets:
   Beginning of year                                                                565,075,001        474,821,118
------------------------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $3,835 and $460,925, respectively)                                $ 688,172,867       $565,075,001
==================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2000 was $323,661,891, and net unrealized appreciation aggregated $365,173,957, of which the related gross unrealized appreciation and depreciation were $371,520,835 and $6,346,878, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2000 were $46,134,544 and $102,125,738, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the year ended December 31, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On March 28, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. In addition, the Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000, the Corporation effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

On December 27, 2000, the Corporation reissued 760,799 shares of its Common Stock, that were previously repurchased by the Corporation, at a price of $24.8437 per share (the market price on December 11, 2000), to stockholders of record November 20, 2000 who elected to take stock in payment of the distribution from 2000 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2000 and 1999 were as follows:

                                                          Shares                             Amount
                                                -------------------------      --------------------------------
                                                   2000           1999             2000                1999
                                                   ----           ----             ----                ----
Shares issued in payment
  of dividends                                    760,799        516,005       $ 18,901,062         $15,851,054
Shares issued for
  3-for-2 stock split                           6,827,415                            --
Cash in lieu of fractional
  shares issued in payment
  of 3-for-2 stock split                                                            (68,568)
---------------------------------------------------------------------------------------------------------------
      Total increase                            7,588,214        516,005         18,832,494          15,851,054
---------------------------------------------------------------------------------------------------------------
Shares purchased
  (at an average discount
  from net asset value of
  16.5% and 17.8%,
  respectively)                                  (848,750)       (43,200)       (29,714,391)         (1,383,179)
---------------------------------------------------------------------------------------------------------------
      Total decrease                             (848,750)       (43,200)       (29,714,391)         (1,383,179)
---------------------------------------------------------------------------------------------------------------
Net change                                      6,739,464        472,805       $(10,881,897)        $14,467,875
===============================================================================================================

The cost of the 192,736 shares of Common Stock held by the Corporation at December 31, 2000 amounted to $4,329,674.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to

--------------------------------------------------------------------------------


surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2000, there were 223,374 options outstanding at a weighted average exercise price of $14.9593 per share. During 2000, the Corporation granted options, including stock appreciation rights, for 22,832 shares of common stock with an exercise price of $22.3333 per share. During the year stock appreciation rights relating to 33,512 stock option shares were exercised at a weighted average market price of $26.7901 per share and the stock options relating to these rights which had a weighted average exercise price of $12.7532 per share were cancelled. At December 31, 2000, there were 76,256 outstanding exercisable options to purchase common shares at $8.9267-$21.1467 per share (weighted average price of $11.6330) and unexercisable options to purchase 136,438 common shares at $10.8717-$21.1467 per share (weighted average price of $16.4583). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 3.9184 years and 6.5816 years, respectively. The total compensation expense recognized in 2000 for the stock option and stock appreciation rights plan was $1,473,217. At December 31, 2000, there were 319,362 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2000 was $148,824, and consisted of service cost of $87,032, interest cost of $195,497, expected return on plan assets of $357,194, and net amortization credit of $74,159.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $2,480,710. During 2000, the projected benefit obligation increased due to service cost and interest cost of $87,032 and $195,497, respectively, and decreased due to benefits paid in the amount of $73,994. The projected benefit obligation at December 31, 2000 was $2,689,245.

On January 1, 2000, the fair value of plan assets was $4,501,921. During 2000, the fair value of plan assets increased due to the expected return on plan assets of $357,194 and decreased due to benefits paid in the amount of $73,994. At December 31, 2000, the fair value of plan assets amounted to $4,785,121, which resulted in excess plan assets of $2,095,876. The remaining components of prepaid pension cost at December 31, 2000 included $700,567 in unrecognized gain, $286,577 in unrecognized prior service cost and $37,098 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at December 31, 2000 was $1,644,788.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 2000 for employees and former employees of the Corporation was $2,921,406. Aggregate remuneration paid or accrued during the year ended December 31, 2000 to officers and directors amounted to $2,598,057.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 9.1% of the Corporation's common stock, amounted to $125,083 for the year ended December 31, 2000.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2000, the Corporation had securities on loan of $76,671,728 and held cash collateral of $82,406,085.

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------


                          ILLUSTRATION OF AN ASSUMED

                         15 YEAR INVESTMENT OF $10,000

                                  (unaudited)

Investment income dividends and capital gains distri-butions are taken in additional shares. This chart covers the years 1986-2000. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions.

------------------------------------------------------------------------
Calendar    Market    Cumulative     Cumulative    Total     Total net
  Years     value    market value   market value   market      asset
              of      of capital      of income    value       value
           original     gains         dividends
            shares  distributions     taken in
                       taken in        shares
                        shares
------------------------------------------------------------------------
   1986    $10,554     $ 1,245         $  591     $12,390     $11,709
   1987      7,551       1,781            971      10,303      12,064
   1988      7,644       2,366          1,386      11,396      13,480
   1989      9,828       3,787          2,477      16,092      18,530
   1990      9,146       4,186          2,916      16,248      18,488
   1991      9,462       5,154          3,580      18,196      19,649
   1992      9,189       5,877          3,968      19,034      20,856
   1993     10,008       7,373          4,890      22,271      24,008
   1994      9,189       7,719          5,156      22,064      23,458
   1995     10,281       9,733          6,517      26,531      29,599
   1996     12,651      13,250          8,831      34,732      37,065
   1997     13,284      15,438         10,012      38,734      44,003
   1998     11,149      14,585          9,143      34,877      39,057
   1999     11,739      17,306         10,408      39,453      48,297
   2000     13,650      22,571         12,854      49,075      54,964
------------------------------------------------------------------------

           B         C         D         E
         10,000    10,000    10,000    10,323
86       10,554    11,799    12,390    11,709
87        7,551     9,332    10,303    12,064
88        7,644    10,010    11,396    13,480
89        9,828    13,615    16,092    18,530
90        9,146    13,332    16,248    18,488
91        9,462    14,616    18,196    19,649
92        9,189    15,066    19,034    20,856
93       10,008    17,381    22,271    24,008
94        9,189    16,908    22,064    23,458
95       10,281    20,014    26,531    29,599
96       12,651    25,901    34,732    37,065
97       13,284    28,722    38,734    44,003
98       11,149    25,734    34,877    39,057
99       11,739    29,045    39,453    48,297
2000     13,650    36,221    49,075    54,964

                             FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                             Year Ended December 31
                                                             ----------------------------------------------------------
                                                                 2000       1999      1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
-----------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                        $  26.32    $  22.87  $  27.64   $  24.73   $  21.01
-----------------------------------------------------------------------------------------------------------------------
      Net investment income                                      0.37        0.48      0.55       0.51       0.53
      Net realized gains and change in unrealized
         appreciation and other changes                          7.46        4.51     (3.79)      3.95       4.62
-----------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              7.83        4.99     (3.24)      4.46       5.15
-----------------------------------------------------------------------------------------------------------------------
   Capital share repurchases                                     0.28        0.01        --         --         --
-----------------------------------------------------------------------------------------------------------------------

   Less distributions
      Dividends from net investment income                      (0.39)      (0.48)    (0.52)     (0.51)     (0.55)
      Distributions from net realized gains                     (1.35)      (1.07)    (1.01)     (1.04)     (0.88)
-----------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (1.74)      (1.55)    (1.53)     (1.55)     (1.43)
-----------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                              $  32.69    $  26.32  $  22.87   $  27.64   $  24.73
=======================================================================================================================
   Per share market price, end of year                       $  27.31    $  21.50  $  20.42   $  24.33   $  23.17
-----------------------------------------------------------------------------------------------------------------------



Total Investment Return
   Based on market price                                         36.1%       13.3%    (10.0%)     11.7%      31.2%
   Based on net asset value                                      33.1%       23.8%    (11.1%)     18.9%      25.5%
Ratios/Supplemental Data
   Net assets, end of year (in 000's)                        $688,173    $565,075  $474,821   $556,453   $484,589
   Ratio of expenses to average net assets                       0.59%       0.43%     0.31%      0.47%      0.63%
   Ratio of net investment income to average net assets          1.24%       1.86%     2.13%      1.91%      2.31%
   Portfolio turnover                                            7.68%      11.89%    12.70%     13.09%     15.50%
   Number of shares outstanding at end of year
     (in 000's)*                                               21,054      21,471    20,762     20,134     19,599
-----------------------------------------------------------------------------------------------------------------------

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

                               December 31, 2000


                                                           Shares      Value (A)

-------------------------------------------------------------------------------
Stocks and Convertible Securities -- 95.7%
 Energy -- 86.6%

    Internationals -- 24.9%

       BPAmoco plc ADR..................................  482,000   $ 23,075,750
       Chevron Corp.....................................  150,000     12,665,625
       Exxon Mobil Corp.................................  607,231     52,791,139
       Petrobras ADS (B)................................  120,000      3,030,000
       Royal Dutch Petroleum Co.........................  850,000     51,478,125
       "Shell" Transport and Trading Co., plc ADR.......  240,000     11,850,000
       Texaco Inc.......................................  120,000      7,455,000
       TotalFina Elf ADR................................  125,000      9,085,938
                                                                    ------------
                                                                     171,431,577
                                                                    ------------
    Domestics -- 8.5%

       Amerada Hess Corp................................  100,000      7,306,250
       Conoco Inc. Class B..............................  300,000      8,681,250
       Kerr McGee Corp..................................  181,253     12,132,623
       Murphy Oil Corp..................................  110,000      6,648,125
       Tesoro Petroleum Corp. (B).......................  300,000      3,487,500
       Tosco Corp.......................................  185,200      6,285,225
       Unocal Capital Trust $3.125 Conv. Pfd............   72,540      3,726,743
       Unocal Corp......................................  150,000      5,803,125
       Valero Energy Corp...............................  125,000      4,648,438
                                                                    ------------
                                                                      58,719,279
                                                                    ------------
    Producers -- 11.1%

       Anadarko Petroleum Corp..........................  296,746     21,163,806
       Apache Corp......................................  130,000      9,108,125
       Devon Energy Corp................................  122,500      7,468,825
       EOG Resources, Inc...............................  225,000     12,304,688
       Noble Affiliates Inc.............................  125,000      5,750,000
       Occidental Petroleum Corp........................  175,000      4,243,750
       Ocean Energy, Inc. (B)...........................  550,000      9,556,250
       Stone Energy Corp. (B)...........................  104,300      6,732,565
                                                                    ------------
                                                                      76,328,009
                                                                    ------------
    Distributors --13.8%

       Atmos Energy Corp................................  225,000      5,484,375
       Coastal Corp.....................................  200,000     17,662,500
       El Paso Energy Corp..............................  110,000      7,878,750
       Energen Corp.....................................  250,000      8,046,875
       Equitable Resources Inc..........................  180,500     12,048,375
       Kinder Morgan, Inc. 8.25% PEPS Units due 2001....  130,000      8,710,000
       National Fuel Gas Co.............................  100,000      6,293,750
       New Jersey Resources, Inc........................  185,000      8,001,250
       Northwestern Corp................................  200,000      4,625,000
       Questar Corp.....................................  268,000      8,056,750
       Williams Companies, Inc..........................  200,000      7,987,500
                                                                    ------------
                                                                      94,795,125
                                                                    ------------

--------------------------------------------------------------------------------

                               December 31, 2000


                                                            Shares     Value (A)
--------------------------------------------------------------------------------

    Services -- 14.5%

       BJ Services Co. (B)................................. 200,000 $ 13,775,000
       Core Laboratories (B)............................... 209,400    5,719,238
       Diamond Offshore Drilling, Inc......................  96,800    3,872,000
       ENSCOInternational, Inc............................. 120,000    4,087,500
       Global Industries Ltd. (B).......................... 200,000    2,737,500
       Grant Prideco Inc. (B).............................. 225,000    4,935,938
       Halliburton Co...................................... 150,000    5,437,500
       Nabors Industries, Inc. (B)......................... 200,000   11,830,000
       Petroleum Geo-Services ASA ADR (B).................. 250,000    3,328,125
       Santa Fe International Corp......................... 180,000    5,771,250
       Schlumberger Ltd.................................... 229,400   18,337,663
       Transocean Sedco Forex Inc.......................... 230,000   10,580,000
       Weatherford International, Inc. (B)................. 190,000    8,977,500
                                                                    ------------
                                                                      99,389,214
                                                                    ------------
    Electrical Power -- 13.8%

       Calpine Capital Trust 5.75% Conv. Pfd. High Tides...  87,500   13,879,688
       Calpine Corp. (B)................................... 100,000    4,506,250
       Duke Energy Corp....................................  88,000    7,502,000
       Dynegy, Inc. Class A................................ 165,000    9,250,313
       Enron Corp. $27.30 Conv. Pfd. Ser. J................  23,000   52,194,188
       Orion Power Holdings, Inc........................... 130,000    3,201,250
       SEI Trust 6.25% Conv. Pfd...........................   8,000      496,000
       Southern Energy Co.................................. 149,000    4,218,563
                                                                    ------------
                                                                      95,248,252
                                                                    ------------
 Basic Industries -- 9.1%
    Basic Materials & Other -- 6.2%

       Dover Corp.......................................... 140,000    5,678,750
       Engelhard Corp...................................... 300,000    6,112,500
       General Electric Co................................. 570,000   27,324,375
       Newpark Resources, Inc.............................. 370,000    3,538,125
                                                                    ------------
                                                                      42,653,750
                                                                    ------------
 Paper and Forest Products -- 2.9%

       Boise Cascade Corp.................................. 205,000    6,893,125
       Mead Corp........................................... 210,000    6,588,750
       Temple-Inland, Inc.................................. 120,000    6,435,000
                                                                    ------------
                                                                      19,916,875
                                                                    ------------
Total Stocks and Convertible Securities

   (Cost $293,400,720) (C).................................          658,482,081
                                                                    ------------

--------------------------------------------------------------------------------

                               December 31, 2000

                                                                                         Prin. Amt.     Value (A)
-------------------------------------------------------------------------------------------------------------------------
Short-Term Investments --  4.4%
   U.S. Government Obligations -- 1.0%
      U.S. Treasury Bills, 6.18%, due 2/22/01  ......................................     $7,000,000    $  6,937,554

   Certificates of Deposit -- 0.7%                                                                      ------------
      Old Kent Bank & Trust, 6.48%, due 1/25/01 .....................................      5,000,000       5,000,000

   Commercial Paper -- 2.7%                                                                             ------------
      Chevron USA, 6.47%, due 1/8/01  ...............................................      5,000,000       4,993,710
      Ford Motor Credit Corp., 6.53-6.59%, due 1/2/01-1/4/01 ........................      5,000,000       4,998,362
      GE Capital Corp., 6.48%, due 1/11/01 ..........................................      4,775,000       4,766,405
      Texaco Inc., 6.38%, due 1/16/01 ...............................................      3,540,000       3,530,590
                                                                                                        ------------
                                                                                                          18,289,067
                                                                                                        ------------
Total Short-Term Investments
   (Cost $30,226,621) ...............................................................                     30,226,621
                                                                                                        ------------
Total Investments
   (Cost $323,627,341) ..............................................................                    688,708,702
      Cash, receivables and other assets, less liabilities ..........................                       (535,835)
                                                                                                        ------------
Net Assets-- 100% ...................................................................                   $688,172,867
=======================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at December 31, 2000 covering open call option contracts written was $2,345,000. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $1,400,000.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2000
                                  (unaudited)

                                                                    Shares
                                                    -------------------------------------------
                                                                                      Held
                                                      Additions     Reductions   Dec. 31, 2000
-----------------------------------------------------------------------------------------------
Calpine Corp. ....................................    60,000/(1)/    20,000       100,000
Grant Prideco Inc. ...............................    86,000                      225,000
Orion Power Holdings, Inc. .......................   130,000                      130,000
Westport Resources Corp. .........................    90,000         90,000          --
Coastal Corp. ....................................                   20,000       200,000
Dynegy, Inc. Class A .............................                   35,000       165,000
EOG Resources Inc. ...............................                   30,000       225,000
Energen Corp. ....................................                   25,000       250,000
Fort James Corp. .................................                  205,600          --
Freeport McMoRan Copper & Gold Inc. Ser. A .......                  127,603          --
Nabors Industries, Inc. ..........................                   25,000       200,000
Phillips Petroleum Co. ...........................                   60,000          --
Southdown, Inc. ..................................                   75,000          --
Texaco Inc. ......................................                   66,775       120,000
Transocean Sedco Forex Inc. ......................                   30,000       230,000

---------
(1) By stock split.

                          ___________________________

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
      This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 9, 2001

                         ____________________________

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                   Telephone: (410)752-5900 or (800)638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10007
          The Bank's Shareholder Relations Department: (800)432-8224
                     E-Mail: Shareowner-svcs@bankofny.com

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 18).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800)638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our Transfer Agent. The stock transfer rules, designed to protect you, the investor, are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------



DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                                         $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                                $2.50 per investment
 Brokerage Commission                                            $0.05 per share
Reinvestment of Dividends**
 Service Fee                                              10% of amount invested
                                               (maximum of $2.50 per investment)
 Brokerage Commission                                            $0.05 per share
Sale of Shares
 Service Fee                                                              $10.00
 Brokerage Commission                                            $0.05 per share

Deposit of Certificates for safekeeping                                 Included
Book to Book Transfers                                                  Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                                 $500.00
Minimum optional investment (existing holders)                            $50.00
Electronic Funds Transfer (monthly minimum)                               $50.00
Maximum per transaction                                               $25,000.00
Maximum per year                                                            NONE

A brochure which further details the benefits and features of BuyDirect as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDirect Plan.
                                _______________

The Corporation                           The Transfer Agent

Petroleum & Resources Corporation         The Bank of New York
Lawrence L. Hooper, Jr.,                  Shareholder Relations Dept.-8W
Vice President, Secretary                 P.O. Box 11258
 and General Counsel                      Church Street Station
Seven St. Paul Street,                    New York, NY 10286
 Suite 1140                               (800) 432-8224
Baltimore, MD 21202                       Website: http://stock.bankofny.com
(800) 638-2479                            Email:Shareowner-svcs@bankofny.com
Website:www.peteres.com
E-mail:contact@peteres.com

*BuyDirect is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                                                        Dividends    Distributions
                                                                                         From Net       From Net
                                                                        Net Asset       Investment      Realized
                                Value of                Shares           Value            Income          Gains
Dec. 31                        Net Assets            Outstanding*      Per Share*       Per Share*     Per Share*
-----------------------------------------------------------------------------------------------------------------------
1986                          $246,071,990            13,469,967          $18.91         $ .92           $1.56
1987                           234,062,235            14,454,459           18.27           .97            1.93
1988                           248,370,688            14,996,376           16.19          1.11            1.54
1989                           322,866,019            15,576,900           16.56           .61             .80
1990                           308,599,851            16,189,934           19.06           .73             .83
1991                           314,024,187            16,778,358           18.71           .61             .82
1992                           320,241,282            17,369,255           18.44           .51             .82
1993                           355,836,592            18,010,007           19.76           .55             .87
1994                           332,279,398            18,570,450           17.89           .61             .79
1995                           401,404,971            19,109,075           21.01           .58             .81
1996                           484,588,990            19,598,729           24.73           .55             .88
1997                           556,452,549            20,134,181           27.64           .51            1.04
1998                           474,821,118            20,762,063           22.87           .52            1.01
1999                           565,075,001            21,471,270           26.32           .48            1.07
2000                           688,172,867            21,053,644           32.69           .39            1.35

------------
*Adjusted for 3-for-2 stock split effected in October, 2000.


                               -----------------
                                  Stock Data
                               -----------------

                 Price (12/31/00)                         $27.31
                 Net Asset Value (12/31/00)               $32.69
                 Discount:                                 16.5%

          New York Stock Exchange and Pacific Exchange ticker symbol:PEO NASDAQ Mutual Fund Quotation Symbol: XPEOX
          Newspaper stock listings are generally under the abbreviation:PetRs

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

Board Of Directors (with their principal affiliations)              Officers

Enrique R. Arzac/1,4/                Douglas G. Ober/1/             Douglas G. Ober
Professor of Finance                 Chairman of the Corporation    Chairman and
and Economics                                                       Chief Executive Officer
Columbia University                  Landon Peters/2,4/
                                     Private Investor               Richard F. Koloski
Daniel E. Emerson/2,4/                                              President
Retired Executive Vice President     John J. Roberts/1,4/
NYNEX Corporation                    Senior Advisor, American       Joseph M. Truta
                                     International Group, Inc.      Executive Vice President
Thomas H. Lenagh/2,3/
Financial Advisor                    Susan C. Schwab/1,3/           Nancy J.F. Prue
                                     Dean of the School of          Vice President -- Research
W.D. MacCallan/1,3/                  Public Affairs
Retired Chairman of the              University of Maryland         Lawrence L. Hooper, Jr.
Corporation and The Adams                                           Vice President, Secretary and General Counsel
Express Company                      Robert J.M. Wilson/3,4/
                                     Retired President of the       Maureen A. Jones
W. Perry Neff/1,2/                   Corporation and The Adams      Vice President and Treasurer
Retired Executive Vice President     Express Company
Chase Bank                                                          Christine M. Sloan
                                                                    Assistant Treasurer

                                                                    Geraldine H. Stegner
                                                                    Assistant Secretary

1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Benefits Committee

20
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Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com

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